NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                             ANY AND ALL OUTSTANDING
                       10.01% SERIES A CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                               UNB CAPITAL TRUST I
                      FULLY AND UNCONDITIONALLY GUARANTEED
                           BY UNITED NATIONAL BANCORP


         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 10.01% Series A Capital Securities due March 15, 2027 (the "Old Capital Securities") are not immediately available, (ii) Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to The Old Capital Securities (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                                       The Exchange Agent For The Exchange Offer Is:
                                                    The Bank of New York

   By Registered or Certified Mail            Facsimile Transmissions:             By Hand Or Overnight Delivery
                                              (Eligible Institutions Only)
         The Bank of New York                                                          The Bank of New York
        101 Barclay Street, 7E                      (212)815-6339                       101 Barclay Street
       New York, New York 10286                                                   Corporate Trust Services Window
     Attn: Reorganization Section               Confirm By Telephone:                      Ground Level
            Shilpa Trivedi                         (212) 815-5789                    New York, New York 10286
                                                                                   Attn: Reorganization Section,
                                                For Information Call:                     Shilpa Trivedi
                                                   (212) 815-5789




         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.


         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


Ladies and Gentlemen:

         The undersigned hereby tenders to United National Bancorp, a New Jersey Corporation (the "Corporation") and to UNB Capital Trust I, a Delaware business trust (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated ________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities."

Aggregate Liquidation Amount                    Name(s) of Registered Holder(s):
Amount Tendered: $__________*

Certificate No(s)
if available):_______________


:_______________________________________
(Total Liquidation Amount Represented by
Old Capital Securities Certificate(s)

$_______________________________________

If Old Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number: _______________________

Date: _____________________________________


--------
* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

________________________________________________________________________________

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
________________________________________________________________________________

                                PLEASE SIGN HERE

X________________________________                _______________________________

X________________________________                _______________________________
    Signature(s) of Owner(s)                     Date
    or Authorized Signatory

Area Code and Telephone Number:_______________________

         Must be signed by the holder(s) of the Old Capital Securities as their name(s) appear(s) on certificates for Old Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                                            Please print name(s) and address(es)


Name(s):                                    ____________________________________

                                            ____________________________________

                                            ____________________________________

                                            ____________________________________


Capacity:                                   ____________________________________

Address(es):                                ____________________________________

                                            ____________________________________

                                            ____________________________________




               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.


         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


______________________________________            ______________________________
            Name of Firm                                 Authorized Signature


______________________________________            ______________________________
               Address                                          Title


______________________________________            ______________________________
               Zip Code                                 (Please Type or Print)


Area Code and Telephone No.________               Dated:________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.